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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 AUGUST 31, 2001

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                               CLASSIC CABLE, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                                  333-63643             74-2750981

(State or Other Jurisdiction              (Commission          (IRS Employer
of Incorporation)                         File Number)      Identification No.)



                                6151 PALUXY ROAD
                                   BUILDING A
                               TYLER, TEXAS 75703
               (Address of Principal Executive Offices) (Zip Code)

                                 (903) 581-2121
                             (Registrant's telephone
                          number, including area code)

                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

                  Classic Cable, Inc. ("Classic Cable"), a wholly owned subsidiary of Classic Communications, Inc. ("Classic Communications," and, together with its subsidiaries, including Classic Cable, "Classic" or the "Company"), failed to make the aggregate $7.2 million interest payments due on its 9 3/8% Senior Subordinated Notes due 2009 and its 9 7/8% Senior Subordinated Notes due 2008 (collectively, the "Notes"). These interest payments were due on August 1, 2001. The failure of Classic Cable to make the interest payments on the Notes by August 31, 2001, is an event of default under the Indentures under which the Notes were issued. Either the trustee under the Indenture governing the Notes or the holders of 25% in principal amount of the Notes now outstanding may declare such Notes to be immediately due and payable. An aggregate $153 million of the Notes are presently outstanding. In addition, due to the continuing default under the Company's senior credit agreement, the Company is prohibited from making the $11.8 million interest payment which is due September 4, 2001 on its 10 1/2% Senior Subordinated Notes due 2010.

                  As previously announced, Classic has retained Credit Suisse First Boston Corporation ("CSFB") as a financial advisor to consider options relating to refinancing, raising new capital and restructuring existing debt. In this role, CSFB has begun discussions with the Company's senior lenders and holders of the Company's subordinated debentures to pursue a consensual restructuring of the Company's debt. The Company is also working closely with various vendors to make certain it can continue to provide quality service to all of its customers. In the event a consensual restructuring of the Company's debt is not achieved and any of the Company's outstanding senior or subordinated debt were to be declared immediately due and payable, the Company would not be able to pay such amounts and would likely seek to reorganize under the provisions of the federal bankruptcy laws.

                  The matters discussed herein contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, that involve risks and uncertainties. All statements other than statements of historical information provided herein may be deemed to be forward-looking statements. Without limiting the foregoing, the words "may," "will," "should," "expects," "anticipates," "considering," "believe," "estimates," "predicts," "potential," or "continue" and similar expressions are intended to identify forward-looking statements. Factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the "Risk Factors"
                  section included within the registrant's most recent Annual Report on Form 10-K filed with the SEC and the risks discussed in the registrant's other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis, judgment, belief, or expectation only as of the date hereof. The registrant undertakes no obligation to publicly revise these


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                  forward-looking statements to reflect events or circumstances that arise after the date hereof.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not applicable.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

                  (c)      EXHIBITS

                           Not applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CLASSIC COMMUNICATIONS, INC.




DATE:  August 31, 2001                      BY: /s/ JIMMIE TAYLOR
                                               ---------------------------------
                                               Jimmie Taylor
                                               Chief Financial Officer



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